EXECUTION

AMENDMENT NO. 3
TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Amendment No. 3 to Third Amended and Restated Loan and Security Agreement, dated as of August 26, 2015 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Lender”),  PENNYMAC LOAN SERVICES, LLC (“Borrower”), and PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC (“PNMAC”).

RECITALS

The Borrower, Lender and PNMAC are parties to that certain Third Amended and Restated Loan and Security Agreement, dated as of March 27, 2015, as amended by Amendment No. 1, dated June 5, 2015 and Amendment No. 2, dated as of July 27, 2015 (the “Existing Loan Agreement”; and as further amended by this Amendment, the “Loan and Security Agreement”) and the related Second Amended and Restated Pricing Side Letter, dated as of March 27, 2015 (as the same may be amended from time to time, the “Pricing Side Letter”).  PNMAC is a party to that certain Second Amended and Restated Guaranty (as the same may be amended from time to time, the “PNMAC Guaranty”), dated as of March 27, 2015, by PNMAC in favor of Lender.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement and the PNMAC Guaranty, as applicable.

The Borrower, the Lender and PNMAC have agreed, subject to the terms and conditions of this Amendment, that the Existing Loan Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Loan Agreement.  As a condition precedent to amending the Existing Loan Agreement, the Lender has required PNMAC to ratify and affirm the PNMAC Guaranty on the date hereof.

Accordingly, the Borrower, the Lender and PNMAC hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Loan Agreement is hereby amended as follows:

SECTION 1. Recitals. The first recital in the Existing Loan Agreement is hereby deleted in its entirety and replaced with the following:

WHEREAS, the Borrower has entered into Participation Agreements in order to create Participation Certificates which evidence Portfolio Excess Spread;

SECTION 2. Definitions.

(a) The definitions of “Acknowledgement Agreement”, “Asset”,  “Participation Certificate”, “Receivables”, “Servicing Contracts”, “Servicing Rights” and “Servicing Rights Borrowing Base”  in Section 1 of the Existing Loan Agreement are hereby deleted in their entirety and replaced with the following:

“Acknowledgment Agreement” means (a) with respect to Agency Servicing Rights, an acknowledgment agreement in the form prescribed by Fannie Mae,

Freddie Mac or Ginnie Mae, as applicable to be executed by Borrower, Lender and such Agency as a condition to the Borrower’s pledging Fannie Mae, Freddie Mac or Ginnie Mae (as the case may be) Servicing Rights to the Lender and otherwise acceptable to Lender in its sole discretion and (b) with respect to a Participation Certificate related to Agency Servicing Rights, an acknowledgment in form and substance acceptable to Lender in its sole discretion; provided that such form of acknowledgment with respect to the Participation Certificates related to Ginnie Mae Servicing Rights shall be an acknowledgment agreement in the form prescribed by Ginnie Mae to be executed by Borrower (in its capacities as Borrower and as Initial Participant), Lender (in its capacity as Lender and as registered Participant) and Ginnie Mae; provided further that the Underlying Spread Counterparty has joined in the acknowledgment agreement for the limited purpose of agreeing to be bound by the terms thereof which are applicable to Borrower.

“Asset” means any (a) Receivable, (b) any Servicing Rights and (c) without duplication, the related Participation Certificates (including, for the avoidance of doubt, all Portfolio Excess Spread), in each case, pledged to secure the Obligations hereunder as more particularly set forth on Schedule 2.

“Participation Certificate” means the original participation certificate issued and delivered in connection with a Participation Agreement, and, (i) with respect to the Participation Certificate issued pursuant to the Master Spread Acquisition Agreement, transferred by Borrower to Underlying Spread Counterparty pursuant to the Underlying Spread Transaction, and (ii) with respect to the Participation Certificate issued pursuant to the Master Spread Participation Agreement, issued to Borrower, then, in each case, re-registered into the name of the Lender.

“Receivables” means, collectively, the reimbursement rights relating to Servicer Advances under each Servicing Contract, each and every right of Borrower to receive reimbursement payments for the Servicer Advances in accordance with a Servicing Contract, whether now existing or hereafter arising, and whether or not constituting an “account” or a “general intangible” under the UCC but not evidenced by “chattel paper” or an “instrument,” as defined in the UCC, and the Related Security.

“Servicing Contracts” means, collectively, (i) with respect to all Assets other than Ginnie Mae Advances, those servicing agreements described on Schedule 2 attached hereto, as amended from time to time, to which Borrower is a party, pursuant to which Borrower acts as the servicer of portfolios of Mortgage Loans or specified Mortgage Loans, and by which Borrower’s servicing obligations are governed with respect to an Eligible Securitization Transaction and with respect to Servicing Rights, in the case of each Servicing Contract between Borrower and an Agency, subject to an Acknowledgement Agreement with such Agency, and (ii) with respect to Ginnie Mae Advances, the Repurchase Agreement to the extent of the servicing requirements set forth therein, pursuant to which Borrower will service the related Ginnie Mae Loans.  For all purposes of this Agreement, the term “Servicing Contracts” shall include any and all instruments, agreements, invoices

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or other writings, which gives rise to or otherwise evidence any of the Receivables or Servicing Rights.  Without limiting the generality of the foregoing, any reference herein to a “Servicing Contract” between Borrower and an Agency shall be deemed to include the relevant Acknowledgment Agreement, if any, with such Agency.

“Servicing Rights”  means all of the Borrower’s rights and interests under any Servicing Contract, including the rights to (a) service the Mortgage Loans that are the subject matter of such Servicing Contract and (b) receive compensation payments under such Servicing Contract, directly or indirectly, for doing so.

“Servicing Rights Borrowing Base” means the aggregate Collateral Value of those Servicing Rights and, without duplication, the related Participation Certificates pledged to Lender hereunder.

(b) clauses (e), (h), (m), (o) and (q) of the definition of “Eligible Asset” in Section 1 of the Existing Loan Agreement are each hereby deleted in their entirety and replaced with the following:

(e)which is genuine and constitutes a legal, valid, binding and irrevocable payment obligation, enforceable in accordance with the terms of the Servicing Contract or (subject to the applicable Servicing Contract) Participation Agreement, as applicable, under which it has arisen, subject to no offsets, counterclaims or defenses;

(h)      which is owned solely by Borrower (or with respect to Repledge Portfolio Excess Spread, the Underlying Spread Counterparty) subject to the relevant Servicing Contract free and clear of all Liens other than Liens in favor of Lender (and in the case of Repledge Portfolio Excess Spread, Liens in favor of the Borrower) and has not been sold, conveyed, pledged or assigned to any other lender, purchaser or Person;

(m)    in respect of which Borrower has obtained from each Person that may have an interest in such Asset (i) all acknowledgements or approvals, if any, that are necessary to pledge such Asset as contemplated hereby (including, without limitation, the acknowledgement of any securitization trustee relating thereto) and (ii) other than with respect to an Agency, if applicable, releases of any security interests in such Asset;

(o)    which is a Ginnie Mae Advance, which advance (i) is subject to reimbursement by HUD, FHA or VA for FHA Mortgage Insurance Contract or VA Loan Guaranty Agreement, as applicable, and (ii) is a claim which has not been rejected by HUD, VA or FHA  for any reason which impairs the FHA Mortgage Insurance Contract or VA Loan Guaranty Agreement, as applicable;

(q)      with respect to any Asset that constitutes a Participation Certificate,

(i)which is intended to constitute a “security” as defined in the Uniform Commercial Code and is evidenced by a certificate;

(ii) for which the related Servicing Rights relate to an Eligible Securitization Transaction and have been pledged to the Lender hereunder;

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(iii) for which the Participation Certificate arose pursuant to a Participation Agreement that is in full force and effect; and
(iv) for which the related Servicing Rights are an Eligible Asset hereunder.

(a) clauses (a) and (f) of the definition of “Eligible Securitization Transaction” in Section 1 of the Existing Loan Agreement are each hereby deleted in their entirety and replaced with the following:

(a)other than with respect to Ginnie Mae Servicing Rights, which are reimbursable only after making payments on any related mortgage-backed securities, provides that each Asset and/or amounts due in respect thereof are reimbursable or payable to Borrower under the related Servicing Contract from amounts subsequently received in collections on account of the related Mortgage Loan;

(f)provides that the Advance Financing Person shall be entitled to reimbursement of all Servicer Advances other than in respect of loans in a Ginnie Mae pool directly by the trustee, servicer, master servicer or other party approved by the Advance Financing Person, or by withdrawal itself, in the same manner and to the same extent as if the Advance Financing Person were the servicer thereunder, free and clear of any rights of any other party but subject to all terms, conditions and other requirements of the relevant Servicing Contracts(s);

SECTION 3. Repayment and Prepayment of Principal. Section 2.03 of the Existing Loan Agreement is hereby amended by deleting subparagraph (b) in its entirety and replacing it with the following:

(b)Without limiting the foregoing, on each Interest Payment Date, Borrower shall sweep all amounts received with respect to (i) Servicing Rights to the applicable Servicing Rights Dedicated Account and (ii) Receivables to the Receivables Dedicated Account in accordance with Section 6.14 hereof to be applied in accordance with Section 2.07 hereof (provided that Borrower shall remit to each of the applicable Dedicated Accounts, in accordance with Section 2.14 hereof, all proceeds received with respect to Assets not otherwise required to be deposited in a clearing, custodial or escrow account pursuant to the related Servicing Contract).

SECTION 4. Agency Approvals; Servicing Facilities. Section 3.24 of the Existing Loan Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

Section 3.24Agency Approvals; Servicing Facilities.  Borrower has adequate financial standing, servicing facilities, procedures and experienced personnel necessary for the sound servicing of mortgage loans of the same types as may from time to time constitute Mortgage Loans and in accordance with Accepted Servicing Practices.  With respect to Ginnie Mae Servicing Rights, Borrower is a Ginnie Mae approved issuer.  To the extent necessary, Borrower is an FHA Approved Mortgagee and a VA Approved Lender.

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Borrower is also approved by Fannie Mae as an approved lender and Freddie Mac as an approved seller/servicer, and, to the extent necessary, approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act.  In each such case, Borrower is in good standing, with no event having occurred or Borrower having any reason whatsoever to believe or suspect will occur, including a change in insurance coverage which would either make Borrower unable to comply with the eligibility requirements for maintaining all such applicable approvals or require notification to the relevant Agency or to the Department of Housing and Urban Development, FHA or VA.  Should Borrower for any reason cease to possess all such applicable approvals, or should notification to the relevant Agency or to the Department of Housing and Urban Development, FHA or VA be required, Borrower shall so notify Lender immediately in writing.

SECTION 5. Collateral Security. Section 4.01 of the Existing Loan Agreement is hereby amended by deleting subparagraph (d) in its entirety and replacing it with the following:

(d)The parties acknowledge that each Agency has certain rights under the applicable Acknowledgement Agreement, including the right to cause the Borrower to transfer servicing to Lender or Lender’s designee under certain circumstances as more particularly set forth therein. To the extent that an Agency requires a transfer of servicing to Lender’s Affiliate, SPS or another Affiliate, and in order to secure Borrower’s obligations to effect such transfer, Borrower hereby assigns, pledges, conveys and grants a security interest in all of its right, title and interest in, to and under the Servicing Rights to SPS, whether now owned or hereafter acquired, now existing or hereafter created and wherever located.  The parties acknowledge that, to the extent that an Agency exercises its rights to cause the Borrower to transfer the Servicing Rights and Portfolio Excess Spread to Lender, SPS or another Affiliate (and, if accepted by Lender, to cause Lender, SPS or another Affiliate of Lender to accept and assume the responsibility for performing Borrower’s servicing duties under, and otherwise complying with the applicable Servicing Contract) without the requirement of payment therefor, such transfer shall be deemed a transfer in exchange for debt forgiveness by Lender in an amount equal to the lesser of (x) the fair market value of such Servicing Rights and Portfolio Excess Spread and (y) the outstanding balance of the Loans attributable to such Servicing Rights and Portfolio Excess Spread, each as determined by Lender. SPS shall have all the rights and remedies against Borrower and the Collateral as set forth herein and under the UCC.

SECTION 6. Limited Pledge of Ginnie Mae Servicing. Section 4.04 of the Existing Loan Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

Section 4.04Limited Pledge of Ginnie Mae Servicing.  To the extent that the pledge of the Borrower’s right, title and interest in mortgage servicing rights under Servicing Contracts with Ginnie Mae shall at any time be included within the security interest created hereby, the Lender acknowledges and agrees that (x) the Borrower is entitled to servicing income with respect to a given mortgage pool only so long as Borrower is an issuer in good standing pursuant to Ginnie Mae rules, regulations, guides and similar announcements; (y) upon the Borrower’s loss of such good-standing issuer status, the

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Lender’s rights to any servicing income related to a given mortgage pool also terminate; and (z) the pledge of the Borrower’s rights to servicing income conveys no rights (such as a right to become a substitute servicer or issuer) that are not otherwise specifically provided for in the rules, regulations, guides or similar announcements by Ginnie Mae, provided that this sentence shall automatically be deemed amended or modified if and to the extent Ginnie Mae amends the corresponding requirement, whether in its rules, regulations, guides, Servicing Contracts, the applicable Acknowledgment Agreements, if any, or published announcements and provided further that the security interest created hereby is subject to the following provision to be included in each financing statement filed in respect hereof (defined terms used below shall have the meaning set forth in the applicable Acknowledgment Agreement):

The property subject to the security interest reflected in this instrument includes all of the right, title and interest of PennyMac Loan Services, LLC (“Debtor”) in certain mortgages and/or participation interests related to such mortgages (“Pooled Mortgages”) and all right, title and interest of PennyMac Holdings, LLC in such Pooled Mortgages, and pooled under the mortgage-backed securities program of the Government National Mortgage Association (“Ginnie Mae”), pursuant to section 306(g) of the National Housing Act, 12 U.S.C. § 1721(g);

To the extent that the security interest reflected in this instrument relates in any way to the Pooled Mortgages, such security interest is subject and subordinate to all rights, powers and prerogatives of Ginnie Mae, whether now existing or hereafter arising, under and in connection with: (i) 12 U.S.C. § 1721(g) and any implementing regulations; (ii) the terms and conditions of that certain Acknowledgment Agreement, with respect to the Security Interest, by and among Ginnie Mae, Debtor and Credit Suisse First Boston Mortgage Capital LLC; (iii) applicable Guaranty Agreements and contractual agreements between Ginnie Mae and the Debtor; and (iv) the Ginnie Mae Mortgage-Backed Securities Guide, Handbook 5500.3 Rev. 1, and other applicable guides; and

such rights, powers and prerogatives of Ginnie Mae include, but are not limited to, Ginnie Mae’s right, by issuing a letter of extinguishment to Debtor, to effect and complete the extinguishment of all redemption, equitable, legal or other right, title or interest of the Debtor in the Pooled Mortgages, in which event the security interest as it relates in any way to the Pooled Mortgages shall instantly and automatically be extinguished as well.

SECTION 7. Acknowledgment Agreement. Section 4.06 of the Existing Loan Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

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Section 4.06Acknowledgement Agreements.  Notwithstanding any other provision hereof to the contrary, Lender may elect, but shall not be obligated, to treat Agency Servicing Rights and the related Participation Certificates as having zero Collateral Value until the date on which an Acknowledgment Agreement covering such has been executed and delivered by the Borrower, Lender and Fannie Mae, Freddie Mac, Ginnie Mae or such other investor or guarantor, as applicable.

SECTION 8. Lender’s Appointment as Attorney-in-Fact.
(a) Section 4.08 of the Existing Loan Agreement is hereby amended by adding the following sentence at the end of such section:

Notwithstanding anything to the contrary herein or any of the other Loan Documents, any appointment set forth in this Section 4.08 shall be subject to the Servicing Contracts and Acknowledgement Agreements entered into with Ginnie Mae.

(b) Section 4.08 of the Existing Loan Agreement is hereby amended by deleting clause (iii) of subparagraph (a) of such section in its entirety and replacing it with the following:

(iii)except to the extent inconsistent with the applicable Servicing Contracts and the Acknowledgment Agreements, request that Fannie Mae Servicing Rights, Freddie Mac Servicing Rights, Ginnie Mae Servicing Rights and Servicing Rights in respect of Mortgage Loans owned by any other investor or guarantor be transferred to Lender or to another servicer approved by Fannie Mae, Freddie Mac, Ginnie Mae or such other investor or guarantor (as the case may be) and perform (without assuming or being deemed to have assumed any of the obligations of Borrower thereunder) all aspects of each Servicing Contract that is Collateral consisting of Servicing Rights;

(c) Section 4.08 of the Existing Loan Agreement is hereby amended by deleting clause (iv) of subparagraph (a) of such section in its entirety and replacing it with the following:

(iv)request distribution to Lender of sale proceeds or any applicable contract termination fees arising from the sale or termination of such Servicing Rights and remaining after satisfaction of Borrower’s relevant obligations to Fannie Mae, Freddie Mac, Ginnie Mae or such other investor or guarantor (as the case may be), including costs and expenses related to any such sale or transfer of such Servicing Rights and other amounts due for unmet obligations of Borrower to Fannie Mae, Freddie Mac, Ginnie Mae or such other investor or guarantor (as the case may be) under applicable Fannie Mae Guides, Freddie Mac Guides, Ginnie Mae Guides or such other investor’s or guarantor’s contract;

SECTION 9. Remedies. Section 4.11 of the Existing Loan Agreement is hereby amended by adding the following sentence at the end of such section:

Notwithstanding anything to the contrary herein or in any of the other Loan Documents, the remedies set forth in this Section 4.11 shall be subject to the Servicing

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Contracts and Acknowledgement Agreements entered into with Ginnie Mae, Fannie Mae or Freddie Mac, as applicable.

SECTION 10. Repledge Portfolio Excess Spread. Section 5.02 of the Existing Loan Agreement is hereby amended by deleting subparagraph (h) thereof in its entirety and replacing it with the following:

(h)    Repledge Portfolio Excess Spread.  If such Loan Advance is with respect to Repledge Portfolio Excess Spread, (i)  Lender shall have received and approved the Underlying Spread Documents in its sole discretion and following such approval received duly executed copies thereof by the parties thereto, (ii) the Underlying Spread Counterparty shall have satisfied all conditions precedent to the entry into such Underlying Spread Transaction under the Underlying Spread Loan Agreement and (iii) Lender shall have received all of the following items, each of which shall be satisfactory to Lender and its counsel in form and substance:

(i) an amendment to the Master Spread Acquisition and MSR Servicing Agreement (i) requiring all cash to be remitted to the Dedicated Account and (ii) in order to evidence the transfer of the Repledge Portfolio Excess Spread from Borrower to Underlying Spread Counterparty thereunder;

(ii) an amendment to the Security and Subordination Agreement permitting all proceeds to be remitted to the Dedicated Account;

(iii) a security interest, general corporate and enforceability opinion or opinions of counsel to Borrower and Guarantor, including an Investment Company Act opinion indicating that it is not necessary to register Borrower under the Investment Company Act of 1940, as amended, and (ii) an opinion of outside counsel to Borrower and Guarantor covering comparable matters with respect to the Underlying Spread Documents; and

SECTION 11. Collections on Assets and the Dedicated Accounts.  Section 6.14 of the Existing Loan Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

Section 6.14Collections on Assets and the Dedicated Accounts.  Prior to the Borrower making any withdrawal from the custodial account or any other clearing account maintained under the related Servicing Contract, the Borrower shall instruct the related depository institution to remit all collections, payments and proceeds in respect of any Receivable that are payable to Borrower under such Servicing Contract (but only to the extent that such funds are payable to Borrower free and clear of any Agency rights or other restrictions on transfer set forth in such Servicing Contract) and pledged hereunder to be deposited into the Receivables Dedicated Account and on account of Servicing Rights, including the Portfolio Excess Spread, to the applicable Servicing Rights Dedicated Account; provided that any amounts received on account of Ginnie Mae Advances in the Ginnie Mae Account shall be remitted to the Dedicated Account in accordance with the Securities Account Control Agreement.  Borrower shall not withdraw or direct the

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withdrawal or remittance of any amounts on account of any Receivables or Servicing Rights income related to any Servicing Contract from any custodial account into which such amounts have been deposited other than to remit to each of the applicable Dedicated Accounts or, solely with respect to Ginnie Mae Advances on deposit in the Ginnie Mae Account, as provided in the Securities Account Control Agreement.

SECTION 12. Modification of the Servicing Contracts and Participation Agreements.  Section 6.31 of the Existing Loan Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

Section 6.31Modification of the Servicing Contracts and Participation Agreements.  Borrower shall not consent with respect to any Servicing Contracts or Participation Agreements related to any Asset that constitutes Collateral, to (i) the modification, amendment or termination of such Servicing Contracts or Participation Agreements, (ii) the waiver of any provision of such Servicing Contracts or Participation Agreements or (iii) the resignation of Borrower as servicer under the Servicing Contracts, or the assignment, transfer, or material delegation of any of its rights or obligations, under such Servicing Contracts or Participation Agreements, without the prior written consent of Lender exercised in Lender’s sole discretion.  Notwithstanding anything to the contrary herein or any of the other Loan Documents, Ginnie Mae has the absolute and unconditional right to modify the Ginnie Mae Guide at any time, Fannie Mae has the absolute and unconditional right to modify the Fannie Mae Guide at any time and Freddie Mac has the absolute and unconditional right to modify the Freddie Mac Guide at any time.

SECTION 13. Hypothecation or Pledge of Collateral. Section 10.10 of the Existing Loan Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

Section 10.10 Hypothecation or Pledge of Collateral.  Subject to the relevant Acknowledgment Agreement with any Agency, Lender shall have free and unrestricted use of all Collateral and nothing in this Agreement shall preclude Lender from engaging in repurchase transactions with all or a portion of the Collateral or otherwise pledging, repledging, transferring, hypothecating, or rehypothecating all or a portion of the Collateral.

SECTION 14. Form of Power of Attorney (Lender).  Exhibit B-1 of the Existing Loan Agreement is hereby amended by deleting such exhibit in its entirety and replacing it with the exhibit attached hereto as Annex I.

SECTION 15. Form of Power of Attorney (SPS).  Exhibit B-2 of the Existing Loan Agreement is hereby amended by deleting such exhibit in its entirety and replacing it with the exhibit attached hereto as Annex II.

SECTION 16. Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

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2.1Delivered Documents.  On the Amendment Effective Date, the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

(a) this Amendment, executed and delivered by the duly authorized officers of the Lender, Borrower and PNMAC;

(b) an amendment to the Participation Agreement executed and delivered by the parties thereto; and

(c) such other documents as the Lender or counsel to the Lender may reasonably request.

SECTION 17. Representations and Warranties.  The Borrower hereby represents and warrants to the Lender that it is in compliance with all the terms and provisions set forth in the Existing Loan Agreement on its part to be observed or performed, and that no Event of Default has occurred and is continuing, and hereby confirms and reaffirms the representations and warranties contained in the Loan and Security Agreement.

SECTION 18. Limited Effect.   Except as expressly amended and modified by this Amendment, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 19. Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 20. Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts (including by facsimile or .pdf), each of which shall be an original and all of which taken together shall constitute one and the same instrument.

Section 1. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.
SECTION 21. Reaffirmation of Guaranty. PNMAC hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the PNMAC Guaranty.

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Lender

By:  /s/ Adam Loskove
Name:  Adam Loskove
Title:    Vice President

PENNYMAC LOAN SERVICES, LLC, as Borrower

By:  /s/ Pamela Marsh
Name:  Pamela Marsh
Title:    Executive Vice President, Treasurer

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as a  Guarantor

By:  /s/ Pamela Marsh
Name:  Pamela Marsh
Title:    Executive Vice President, Treasurer

Signature Page to Amendment No. 3 to Third Amended and Restated Loan and Security Agreement

ANNEX I

EXHIBIT B-1

FORM OF POWER OF ATTORNEY

Reference is made to the Third Amended and Restated Loan and Security Agreement, dated as of March 27, 2015 (as amended from time to time, the “Agreement”) among PennyMac Loan Services, LLC (the “Borrower”), Private National Mortgage Acceptance Company, LLC (the “Guarantor”) and Credit Suisse First Boston Mortgage Capital LLC (the “Lender”).

KNOW ALL MEN BY THESE PRESENTS, Borrower hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrower and in the name of Borrower or in its own name, from time to time in Lender’s discretion, in accordance with the terms of the Agreement, for the purpose of carrying out the terms of the Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Agreement, and, without limiting the generality of the foregoing, Borrower hereby gives Lender the power and right, on behalf of Borrower, without assent by, but with notice to, Borrower, if permitted under the terms of the Agreement, to do the following:

(a) in the name of Borrower or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due with respect to (i) all receivables arising under or related to any servicing contract described in the Agreement; (ii) all servicing rights arising under or related to any servicing contract described in the Agreement; (iii) all rights to reimbursement of assets under related servicing contracts described in the Agreement; (iv) any accounts described in the Agreement; (v) all records, instruments or other documentation evidencing any of the foregoing; (vi) all “general intangibles”, “accounts”, “chattel paper”, “securities accounts”, “investment property”, “deposit accounts” and “money” as defined in the Uniform Commercial Code relating to or constituting any and all of the foregoing (including, without limitation, all of Borrower’s rights, title and interest in and under any related servicing contracts described in the Agreement); and (vii) any and all replacements, substitutions, distributions on or proceeds of any and all of the foregoing (any and all property listed in clauses (i) through (vii), collectively, the “Collateral”) and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Lender for the purpose of collecting any and all such moneys due with respect to any Collateral whenever payable;

(b) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral;

(c) except to the extent inconsistent with the applicable Servicing Contracts and the Acknowledgement Agreements, request that Fannie Mae Servicing Rights, Freddie Mac Servicing Rights, Ginnie Mae Servicing Rights and Servicing Rights in respect of

Exhibit B-1-1

LEGAL02/35727242v6

Mortgage Loans owned by any other investor or guarantor be transferred to Lender or to another servicer approved by Fannie Mae, Freddie Mac, Ginnie Mae or such other investor or guarantor (as the case may be) and perform (without assuming or being deemed to have assumed any of the obligations of Borrower thereunder) all aspects of each Servicing Contract that is Servicing Rights Collateral;

(d) request distribution to Lender of sale proceeds or any applicable contract termination fees arising from the sale or termination of such Servicing Rights and remaining after satisfaction of Borrower’s relevant obligations to Fannie Mae, Freddie Mac, Ginnie Mae or such other investor or guarantor (as the case may be), including costs and expenses related to any such sale or transfer of such Servicing Rights and other amounts due for unmet obligations of Borrower to Fannie Mae, Freddie Mac, Ginnie Mae or such other investor or guarantor (as the case may be) under applicable Fannie Mae Guides, Freddie Mac Guides, Ginnie Mae Guides or such other investor’s or guarantor’s contract;

(e) deal with investors and any and all subservicers and master servicers in respect of any of the servicing rights in the same manner and with the same effect as if done by Borrower; and

(f) (A) to direct any party liable for any payment under any Collateral to make payment of any and all moneys due or to become due thereunder directly to Lender or as Lender shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as Lender may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and to do, at Lender’s option and Borrower’s expense, at any time, and from time to time, all acts and things which Lender deems necessary to protect, preserve or realize upon the Collateral and Lender’s Liens thereon and to effect the intent of the Agreement, all as fully and effectively as Borrower might do.

This power of attorney is a power coupled with an interest and shall be irrevocable until such time as all Obligations have been paid in full and the Agreement is terminated.

Borrower also authorizes Lender, at any time and from time to time, to execute, in connection with any sale provided for in the Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

Exhibit B-1-2

LEGAL02/35727242v6

The powers conferred on Lender are solely to protect Lender’s interests in the Collateral and shall not impose any duty upon Lender to exercise any such powers.  Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither Lender nor any of its officers, directors, or employees shall be responsible to Borrower for any act or failure to act hereunder, except for Lender’s own gross negligence or willful misconduct.

Notwithstanding anything to the contrary herein or any of the other Loan Documents, this power of attorney shall be subject to the Servicing Contracts and Acknowledgement Agreements entered into with Ginnie Mae, Fannie Mae or Freddie Mac, as applicable.

Any capitalized term used but not defined herein shall have the meaning assigned to such term in the Agreement.

TO INDUCE ANY THIRD PARTY TO ACT HEREUNDER, BORROWER HEREBY AGREES THAT ANY THIRD PARTY RECEIVING A DULY EXECUTED COPY OR FACSIMILE OF THIS INSTRUMENT MAY ACT HEREUNDER, AND THAT REVOCATION OR TERMINATION HEREOF SHALL BE INEFFECTIVE AS TO SUCH THIRD PARTY UNLESS AND UNTIL ACTUAL NOTICE OR KNOWLEDGE OF SUCH REVOCATION OR TERMINATION SHALL HAVE BEEN RECEIVED BY SUCH THIRD PARTY, AND LENDER ON ITS OWN BEHALF AND ON BEHALF OF LENDER’S ASSIGNS, HEREBY AGREES TO INDEMNIFY AND HOLD HARMLESS ANY SUCH THIRD PARTY FROM AND AGAINST ANY AND ALL CLAIMS THAT MAY ARISE AGAINST SUCH THIRD PARTY BY REASON OF SUCH THIRD PARTY HAVING RELIED ON THE PROVISIONS OF THIS INSTRUMENT.

Exhibit B-1-3

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IN WITNESS WHEREOF Borrower has caused this Power of Attorney to be executed and Borrower’s seal to be affixed this       day of ________, 2015.

PENNYMAC LOAN SERVICES, LLC

By:_______________________________________________________
Name:
Title:

Signature Page to Power of Attorney

STATE OF                      )
)ss.:
COUNTY OF               )

On the ____________ day of _______, 2015 before me, a Notary Public in and for said State, personally appeared         , known to me to be ______________________________________________ of Borrower, the institution that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.

_____________________________
Notary Public

My Commission expires

Signature Page to Power of Attorney

ANNEX II

EXHIBIT B-2

FORM OF POWER OF ATTORNEY

Reference is made to the Third Amended and Restated Loan and Security Agreement, dated as of March 27, 2015 (as amended from time to time, the “Agreement”) among PennyMac Loan Services, LLC (the “Borrower”), Private National Mortgage Acceptance Company, LLC (the “Guarantor”) and Credit Suisse First Boston Mortgage Capital LLC (the “Lender”).

KNOW ALL MEN BY THESE PRESENTS, Borrower hereby irrevocably constitutes and appoints Select Portfolio Servicing, Inc. (“SPS”) and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrower and in the name of Borrower or in its own name, from time to time in SPS’s discretion, in accordance with the terms of the Agreement, for the purpose of carrying out the terms of the Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Agreement, and, without limiting the generality of the foregoing, Borrower hereby gives SPS the power and right, on behalf of Borrower, without assent by, but with notice to, Borrower, if permitted under the terms of the Agreement, to do the following:

(a) in the name of Borrower or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due with respect to (i) all receivables arising under or related to any servicing contract described in the Agreement; (ii) all servicing rights arising under or related to any servicing contract described in the Agreement; (iii) all rights to reimbursement of assets under related servicing contracts described in the Agreement; (iv) any accounts described in the Agreement; (v) all records, instruments or other documentation evidencing any of the foregoing; (vi) all “general intangibles”, “accounts”, “chattel paper”, “securities accounts”, “investment property”, “deposit accounts” and “money” as defined in the Uniform Commercial Code relating to or constituting any and all of the foregoing (including, without limitation, all of Borrower’s rights, title and interest in and under any related servicing contracts described in the Agreement); and (vii) any and all replacements, substitutions, distributions on or proceeds of any and all of the foregoing (any and all property listed in clauses (i) through (vii), collectively, the “Collateral”) and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by SPS for the purpose of collecting any and all such moneys due with respect to any Collateral or related Mortgage Loans whenever payable;

(g) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral or related Mortgage Loans;

(h) except to the extent inconsistent with the applicable Servicing Contracts and the Acknowledgement Agreements, request that Fannie Mae Servicing Rights, Freddie Mac Servicing Rights, Ginnie Mae Servicing Rights and Servicing Rights in respect of

Exhibit B-2-1

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Mortgage Loans owned by any other investor or guarantor be transferred to SPS or to another servicer approved by Fannie Mae, Freddie Mac, Ginnie Mae or such other investor or guarantor (as the case may be) and perform (without assuming or being deemed to have assumed any of the obligations of Borrower thereunder) all aspects of each Servicing Contract that is Servicing Rights Collateral;

(i) request distribution to SPS of sale proceeds or any applicable contract termination fees arising from the sale or termination of such Servicing Rights and remaining after satisfaction of Borrower’s relevant obligations to Fannie Mae, Freddie Mac, Ginnie Mae or such other investor or guarantor (as the case may be), including costs and expenses related to any such sale or transfer of such Servicing Rights and other amounts due for unmet obligations of Borrower to Fannie Mae, Freddie Mac, Ginnie Mae or such other investor or guarantor (as the case may be) under applicable Fannie Mae Guides, Freddie Mac Guides, Ginnie Mae Guides or such other investor’s or guarantor’s contract;

(j) deal with investors and any and all subservicers and master servicers in respect of any of the servicing rights and related Mortgage Loans in the same manner and with the same effect as if done by Borrower; and

(k) (A) to direct any party liable for any payment under any Collateral or the related Mortgage Loans to make payment of any and all moneys due or to become due thereunder directly to SPS or as SPS shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as SPS may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though SPS were the absolute owner thereof for all purposes, and to do, at SPS’s option and Borrower’s expense, at any time, and from time to time, all acts and things which SPS deems necessary to protect, preserve or realize upon the Collateral and SPS’s Liens thereon and to effect the intent of the Agreement, all as fully and effectively as Borrower might do.

This power of attorney is a power coupled with an interest and shall be irrevocable until such time as all Obligations have been paid in full and the Agreement is terminated.

Borrower also authorizes SPS, at any time and from time to time, to execute, in connection with any sale provided for in the Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

Exhibit B-2-2

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The powers conferred on SPS are solely to protect SPS’s interests in the Collateral and shall not impose any duty upon SPS to exercise any such powers.  SPS shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither SPS nor any of its officers, directors, or employees shall be responsible to Borrower for any act or failure to act hereunder, except for SPS’s own gross negligence or willful misconduct.

Notwithstanding anything to the contrary herein or any of the other Loan Documents, this power of attorney shall be subject to the Servicing Contracts and Acknowledgement Agreements entered into with Ginnie Mae, Fannie Mae or Freddie Mac, as applicable.

Any capitalized term used but not defined herein shall have the meaning assigned to such term in the Agreement.

TO INDUCE ANY THIRD PARTY TO ACT HEREUNDER, BORROWER HEREBY AGREES THAT ANY THIRD PARTY RECEIVING A DULY EXECUTED COPY OR FACSIMILE OF THIS INSTRUMENT MAY ACT HEREUNDER, AND THAT REVOCATION OR TERMINATION HEREOF SHALL BE INEFFECTIVE AS TO SUCH THIRD PARTY UNLESS AND UNTIL ACTUAL NOTICE OR KNOWLEDGE OF SUCH REVOCATION OR TERMINATION SHALL HAVE BEEN RECEIVED BY SUCH THIRD PARTY, AND SPS ON ITS OWN BEHALF AND ON BEHALF OF SPS’S ASSIGNS, HEREBY AGREES TO INDEMNIFY AND HOLD HARMLESS ANY SUCH THIRD PARTY FROM AND AGAINST ANY AND ALL CLAIMS THAT MAY ARISE AGAINST SUCH THIRD PARTY BY REASON OF SUCH THIRD PARTY HAVING RELIED ON THE PROVISIONS OF THIS INSTRUMENT.

Exhibit B-2-3

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IN WITNESS WHEREOF Borrower has caused this Power of Attorney to be executed and Borrower’s seal to be affixed this       day of ______, 2015.

PENNYMAC LOAN SERVICES, LLC

By:_______________________________________________________
Name:
Title:

Exhibit B-2-4

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STATE OF [                     ])
)ss.:
COUNTY OF [              ])

On the ____________ day of March, 2015 before me, a Notary Public in and for said State, personally appeared         , known to me to be ______________________________________________ of Borrower, the institution that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.

_____________________________
Notary Public

My Commission expires

Exhibit B-2-5

LEGAL02/35727242v6